LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED NOVEMBER 2, 2015

TO THE STATEMENT OF ADDITIONAL INFORMATION,

DATED FEBRUARY 1, 2015, OF

CLEARBRIDGE SMALL CAP VALUE FUND

Effective December 1, 2015, the following information is added to the sections titled “Investment Management and Other Services – Portfolio Managers – Other Accounts Managed by the Portfolio Managers” and “Investment Management and Other Services – Portfolio Managers – Portfolio Managers Securities Ownership” in the fund’s Statement of Additional Information:

Portfolio Managers

The following tables set forth certain additional information with respect to Messrs. Daubenspeck and del Gallego. All information is provided as of November 2, 2015.

Other Accounts Managed by the Portfolio Managers

	Type of Account	Number of Accounts Managed	Total Assets Managed ($)	Number of Accounts Managed for which Advisory Fee is Performance- Based	Assets Managed for which Advisory Fee is Performance- Based ($)
Tim Daubenspeck	Registered Investment Companies	1	332 million	0	0
	Other pooled investment vehicles	0	0	0	0
	Other accounts	0	0	0	0
Juan Miguel del Gallego	Registered Investment Companies	0	0	0	0
	Other pooled investment vehicles	0	0	0	0
	Other accounts	0	0	0	0

Portfolio Managers Securities Ownership

The table below identifies ownership of the fund’s securities by Messrs. Daubenspeck and del Gallego.

Portfolio Manager	Dollar Range of Ownership of Securities ($)
Tim Daubenspeck	None
Juan Miguel del Gallego	1-10,000

Please retain this supplement for future reference.

CBAX214372